GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares

of the

Goldman Sachs Structured U.S. Equity Fund

(the “Fund”)

Supplement dated March 14, 2013 to the

Prospectuses dated April 27, 2012 (the “Prospectuses”)

Effective immediately, the second paragraph under “Summary—Portfolio Management” in each of the Fund’s Prospectuses is replaced in its entirety with the following:

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; Len Ioffe, CFA, Managing Director and Senior Portfolio Manager, has managed the Fund since 2011; Osman Ali, CFA, Managing Director, has managed Fund since 2012; and Dennis Walsh, Vice President, has managed the Fund since 2013.

Effective immediately, in the “Service Providers—Fund Managers” section of each of the Prospectuses, the reference to Mr. Radchenko in the “Quantitative Investment Strategies Portfolio Management Team” table is replaced with the following:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Dennis Walsh Vice President	Portfolio Manager— Structured U.S. Equity	Since 2013	Mr. Walsh joined the Investment Adviser as an associate in 2009 and has been a portfolio manager since 2012. Between 2005 and 2007 he worked as a senior developer at Goldman, Sachs & Co. and after that attended the graduate school at Princeton University.

This Supplement should be retained with your Prospectuses for future reference.

VITUSEPMSTK 03-13